F’14 Q4 Financial Results September 11, 2014

2 FORWARD-LOOKING STATEMENTS 2 In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: Implementation of the Workplace Safety strategy; the length or severity of the current worldwide economic downturn or timing or strength of a subsequent recovery; future financial performance of major markets Brady serves, which include, without limitation, telecommunications, hard disk drive, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, healthcare and transportation; future competition; changes in the supply of, or price for, parts and components; increased price pressure from suppliers and customers; Brady's ability to retain significant contracts and customers; fluctuations in currency rates versus the U.S. dollar; risks associated with international operations; difficulties associated with exports; risks associated with obtaining governmental approvals and maintaining regulatory compliance; Brady's ability to develop and successfully market new products; risks associated with identifying, completing, and integrating acquisitions; risks associated with divestitures and businesses held for sale; risks associated with restructuring plans; environmental, health and safety compliance costs and liabilities; risk associated with loss of key talent; risk associated with product liability claims; technology changes and potential security violations to the Company's information technology systems; Brady's ability to maintain compliance with its debt covenants; increase in our level of debt; potential write-offs of Brady's substantial intangible assets; unforeseen tax consequences; risk, associated with our ownership structure; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady's U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2013. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3 SUMMARY COMMENTS Significant 4th Quarter Events: • Organic sales growth of 1.1%, with Workplace Safety organic sales growth of 0.9%. • The BMP21 plus, our newest handheld printer which launched during the third quarter, performed very well in the fourth quarter with unit volume and sales exceeding our targets. • Completed the sale of the Die-Cut business on August 1, 2014. • Q4 F’14 results include an impairment charge of $148.6M. F’15 Priorities: 1) Drive Profitable Growth in WPS – Win with our broad of range in core ID products, custom capabilities, superior customer experience, and market expertise. 2) Accelerate Organic Growth in IDS – Expand our vertical market penetration. 3) Finalize our Facility Consolidation Activities. 4) Reinvigorate Product Development – Drive sustainable growth through innovative new products. 3

4 Q4 F’14 - FINANCIAL SUMMARY  Sales up 2.0% to $316.7M vs. $310.6M in Q4 of F’13. • Organic sales growth of 1.1% and foreign currency increased sales by 0.9%.  Gross profit margin of 48.6% in Q4 of F’14 compared with 50.8% in Q4 of F’13.  SG&A expense of $111.3M (35.2% of sales) in Q4 of F’14 vs. $107.0M (34.4% of sales) in Q4 of F’13.  Net (loss) earnings from continuing operations of $(97M) in Q4 of F’14 vs. $(175.6M) in Q4 of F’13. • Non-GAAP Net Earnings from Continuing Operations* was $21M in Q4 of F’14 vs. $28.6M in Q4 of F’13.  Net earnings (loss) from continuing operations per Class A Diluted Nonvoting Share was $(1.89) in Q4 of F’14 vs. $(3.40) in Q4 of F’13. • Non-GAAP Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share* was $0.41 in Q4 of F’14 vs. $0.55 in Q4 of F’13. * Non-GAAP Net Earnings from Continuing Operations and Non-GAAP Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items are non-GAAP measures. See slides #20 and #21.

5 DILUTED EPS FROM CONTINUING OPERATIONS 3-Months Ended July 31, Year Ended July 31, 2014 2013 2014 2013 Net Earnings (Loss) from Continuing Operations Per Class A Diluted Nonvoting Share (GAAP-measure) $ (1.89) $ (3.40) $ (0.93) $ (2.70) Restructuring charges 0.01 0.22 0.20 0.37 Acquisition and tax-related non-routine charges - - - 0.06 Impairment charges 2.29 3.71 2.29 3.71 Purchase accounting expense related to inventory 0.02 Income Tax charges (non-cash) - 0.08 - 0.56 Reversal of Restricted Stock Expense (non-cash) - (0.05) - (0.05) Net Earnings (Loss) from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items (non-GAAP measure)* $ 0.41 $ 0.55 $ 1.53 $ 1.98

6 F’15 GUIDANCE – CONTINUING OPERATIONS F’15 Diluted EPS from Continuing Operations $1.50 to $1.70 (excluding restructuring charges and certain other items) Guidance Assumptions – Continuing Operations: • Low single-digit organic sales growth, with growth in both Identification Solutions and Workplace Safety. • Increased investments in R&D, as well as Business and Market Development resources impacting F’15 profitability. • Full-year depreciation and amortization expense of approximately $45M. • Full-year restructuring charges of approximately $15M. • Tax rate in the mid-to-upper 20% range. • Full-year capital expenditures of approximately $30M.

7 SALES OVERVIEW $273 $256 $272 $270 $272 $273 $302 $311 $308 $291 $310 $317 $200 $250 $300 $350 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 Organic Sales 5.1% (0.7%) 0.9% 1.9% (0.8%) (1.8%) (4.8%) (2.1%) (2.1%) (1.1%) 2.5% 1.1% • 1.1% organic sales growth. • 0.9% increase due to currency translation. • Organic sales growth in both the ID Solutions and Workplace Safety platforms.  ID Solutions – Organic sales growth of 1.2%  Workplace Safety – Organic sales growth of 0.9%  Die-Cut – Business is all in discontinued operations and excluded from reported sales amounts. Q4 F’14 SALES: Q4 F’14 SALES COMMENTARY: SALES (Millions of USD)

8 GROSS PROFIT MARGIN & SG&A EXPENSE 8 $99 $95 $98 $100 $99 $110 $112 $107 $113 $111 $117 $111 36% 37% 36% 37% 36% 40% 37% 34% 37% 38% 38% 35% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% $50 $100 $150 $200 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 GROSS PROFIT & GPM% (Millions of USD) SG&A & SG&A as % of SALES (Millions of USD)  GPM of 48.6% in Q4 of F’14 compared to 50.8% in Q4 of F’13.  Costs related to facility consolidation activities and sales mix resulted in a lower gross margin for the quarter. GROSS PROFIT MARGIN:  SG&A expense of $111.3M in Q4 of F’14 compared to $107.0M in Q4 of F’13.  SG&A increase resulting from increased investments in both Workplace Safety and ID Solutions to drive organic growth opportunities. SG&A EXPENSE: $150 $141 $150 $147 $150 $142 $159 $158 $158 $143 $155 $154 55% 55% 55% 55% 55% 52% 53% 51% 51% 49% 50% 49% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% $100 $150 $200 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14

9 NET EARNINGS & EPS FROM CONTINUING OPERATIONS – Non-GAAP*  Q4 F’14 Non-GAAP net earnings from continuing operations* of $21M compared to $28.6M in Q4 of F’13.  Quarter-on-quarter earnings decline driven by costs related to facility consolidation and sales mix.  Q4 F’14 Non-GAAP diluted EPS from continuing operations* of $0.41 compared to $0.55 in Q4 of F’13. $28 $27 $29 $30 $26 $20 $29 $29 $23 $13 $22 $21 $0 $10 $20 $30 $40 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 $0.53 $0.51 $0.56 $0.57 $0.51 $0.38 $0.55 $0.55 $0.44 $0.25 $0.43 $0.41 $0.00 $0.20 $0.40 $0.60 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14 9 NET EARNINGS FROM CONTINUING OPERATIONS, EXCLUDING CERTAIN ITEMS* (Millions of USD) Q4 F’14 – Non-GAAP Earnings* Q4 F’14 – Non-GAAP EPS* * Non-GAAP Net Earnings from Continuing Operations and Non-GAAP Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share are non-GAAP measures. See slides #20 and #21. NET EARNINGS FROM CONTINUING OPERATIONS PER CLASS A DILUTED NONVOTING SHARE, EXCLUDING CERTAIN ITEMS*

10 CASH GENERATION  Cash flow from operating activities of $17.6M in Q4 of F’14.  Received $54.2M of net proceeds from the first closing of the Die-Cut Divestiture.  Repaid $32.7M of debt in the quarter.  Returned $17.3M to our shareholders in the form of dividends and share repurchases. SIGNIFICANT CASH FLOWS:

11 NET DEBT & EBITDA 0.1 0.0 0.1 1.4 1.3 1.2 1.2 1.3 1.5 1.2 0.0x 0.5x 1.0x 1.5x Q 1 F' 1 2 Q 2 F' 1 2 Q 3 F' 1 2 Q 4 F' 1 2 Q 1 F' 1 3 Q 2 F' 1 3 Q 3 F' 1 3 Q 4 F' 1 3 Q 1 F' 1 4 Q 2 F' 1 4 Q 3 F' 1 4 Q 4 F' 1 4 NET DEBT / TTM EBITDA*  July 31, 2014 Cash = $81.8M, Debt = $263.2M (net debt = $181.4M), and TTM EBITDA (continuing operations) = $154.3M.  Net Debt/EBITDA* = 1.2x.  Balance sheet provides flexibility for future cash uses. STRONG BALANCE SHEET: NET DEBT (Millions of USD) $20 $4 $10 $297 $261 $222 $210 $209 $221 $181 $0 $50 $100 $150 $200 $250 $300 Q 1 F' 1 2 Q 2 F' 1 2 Q 3 F' 1 2 Q 4 F' 1 2 Q 1 F' 1 3 Q 2 F' 1 3 Q 3 F' 1 3 Q 4 F' 1 3 Q 1 F' 1 4 Q 2 F' 1 4 Q 3 F' 1 4 Q 4 F' 1 4 * EBITDA is a non-GAAP measure. See appendix for the reconciliation of net income to EBITDA.

12 WORKPLACE SAFETY  Revenues up 2.8%:  Organic = +0.9%.  Fx = +1.9%.  Segment profit of 18.0% is below prior year, but above the run rate coming into the quarter.  Return to organic growth partly driven by changes made in the middle of fiscal 2014.  Increased catalog advertising spend in all major geographies and selected price increases starting to improve profitability. Q4 F’14 SUMMARY:  Low single digit organic sales growth anticipated in fiscal 2015.  Anticipate F’15 segment profit as a % of sales to approximate the rate we experienced coming out of F’14. OUTLOOK: Q4 F’14 vs. Q4 F’13 PERFORMANCE (Millions of USD) Q4 F’14 Q4 F’13 Change Sales $ 102.3 $ 99.5 2.8% Segment Profit 18.4 20.4 - 9.5% Segment Profit % 18.0% 20.5% - 2.5 pts SALES & SEGMENT PROFIT % (Millions of USD) $110 $104 $105 $100 $98 $96 $103 $102 25% 23% 22% 20% 19% 15% 14% 18% 0% 10% 20% $0 $50 $100 $150 $200 $250 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14

13 Strong sales during the quarter of the BMP-21™ Plus & BMP-21™ Lab printers, launched last quarter Tough on the outside, Smart on the inside - Rugged performance, high-visibility printer for wire identification applications and another version for laboratory applications. NEW PRODUCTS

14 IDENTIFICATION SOLUTIONS Q4 F’14 vs. Q4 F’13 PERFORMANCE (Millions of USD) Q4 F’14 Q4 F’13 Change Sales $ 214.4 $ 211.1 + 1.6% Segment Profit 43.3 48.4 - 10.4% Segment Profit % 20.2% 22.9% - 2.7 pts SALES & SEGMENT PROFIT % (Millions of USD) $162 $168 $197 $211 $210 $195 $206 $214 27% 21% 24% 23% 24% 19% 21% 20% 0% 10% 20% $0 $50 $100 $150 $200 $250 $300 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Q4 F'14  Revenues up 1.6%:  Organic = +1.2%  Fx = +0.4%.  PDC organic sales declined low single digit percentages in F’14.  Segment profit negatively impacted by operational inefficiencies, sales mix, and increased selling resources to drive future organic sales growth. Q4 F’14 SUMMARY:  Expect low single-digit organic sales growth for F’15.  Expect segment profit as a % of sales to be consistent with F’14. OUTLOOK:

15 INVESTOR RELATIONS Brady Contact: Aaron Pearce Investor Relations 414-438-6895 Aaron_Pearce@Bradycorp.com See our web site at www.investor.bradycorp.com

16 2014 2013 Change Sales 316.7$ 310.6$ 6.1$ Gross Margin 154.1 157.9 (3.8) % of Sales 48.6% 50.8% (2.2) pts Research and Development (9.4) (9.4) - Selling, General and Admin. (111.3) (107.0) (4.3) % of Sales (35.2%) (34.4%) 0.8 pts Impairment Charges (148.6) (204.4) 55.8 Restructuring Charges (0.8) (15.6) 14.8 - - - Operating Loss (116.0) (178.5) 62.5 Interest and Other (3.0) (2.8) (0.2) Income Taxes 22.0 5.8 16.2 - - - Loss from Continuing Operations (97.0)$ (175.6)$ 78.6$ - - - % of Sales (30.6%) (56.5%) 25.9 pts Loss from Continuing Operations per Class A Nonvoting Common Share (1.89)$ (3.40)$ 1.52$ - - - Net Earnings from Continuing Operations, Excluding Certain Items (Non-GAAP measure)* 21.0$ 28.6$ (7.6)$ - - - % of Sales 6.6% 9.2% (2.6) pts Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share, Excluding Certain Items (Non-GAAP measure)* 0.41$ 0.55$ (0.14)$ - - - Three Months Ended July 31, - TOTAL COMPANY INCOME STATEMENTS COMPARABLE INCOME STATEMENTS (Millions of USD) * Non-GAAP Net Earnings from Continuing Operations, Excluding Restructuring and Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Restructuring are non-GAAP measures. See slides #20 and #21.

17 DEBT STRUCTURE 17

EBITDA RECONCILIATION – Total Company

EBITDA - Total Company ('000s of USD)

Brady is presenting EBITDA because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA represents net earnings before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Consolidated Statements of Earnings data. EBITDA should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

	Fiscal 2014				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net earnings (loss)	$ 23,928	$ 16,425	$ 24,088	$ (110,409)	$ (45,968)
Interest expense	3,720	3,676	3,381	3,523	14,300
Income taxes	11,130	2,933	3,799	(19,890)	(2,028)
Depreciation and amortization	10,878	11,464	11,440	10,816	44,598
Loss on sale of discontinued operations	—	—	—	1,602	1,602
Impairment charges	—	—	—	148,551	148,551
EBITDA (non-GAAP measure)	$ 49,656	$ 34,498	$ 42,708	$ 34,193	$ 161,055

	Fiscal 2013				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net earnings (loss)	$ 27,187	$ (8,684)	$ 4,233	$ (177,271)	$ (154,535)
Interest expense	4,162	4,406	4,186	3,887	16,641
Income taxes	13,481	30,626	7,595	(4,417)	47,285
Depreciation and amortization	10,675	11,371	13,991	12,688	48,725
Intangible asset write-down in restructuring charges	—	—	3,207	—	3,207
Loss on write-down of assets held for sale	—	—	15,658	—	15,658
Impairment charges	—	—	—	204,448	204,448
EBITDA (non-GAAP measure)	$ 55,505	$ 37,719	$ 48,870	$ 39,335	$ 181,429

18

19 Q1 Q2 Q3 Q4 Total 18,134$ 10,517$ 20,184$ (96,981)$ (48,146)$ Interest expense 3,720 3,676 3,381 3,523 14,300 Income taxes 8,595 4,408 4,074 (22,040) (4,963) Depreciation and amortization 10,878 11,464 11,440 10,816 44,598 Impairment charges — — — 148,551 148,551 41,327$ 30,065$ 39,079$ 43,869$ 154,340$ Q1 Q2 Q3 Q4 Total 26,291$ (10,671)$ 21,680$ (175,557)$ (138,257)$ Interest expense 4,162 4,406 4,186 3,887 16,641 Income taxes 13,178 28,960 6,202 (5,757) 42,583 Depreciation and amortization 7,684 8,490 11,065 12,688 39,927 Intangible asset write-down in restructuring charges — — 3,207 — 3,207 Impairment charges — — — 204,448 204,448 51,315$ 31,185$ 46,340$ 39,709$ 168,549$ EBITDA from Continuing Operations: Earnings (loss) from continuing operations EBITDA from Continuing Operations (non-GAAP Fiscal 2014 EBITDA from Continuing Operations: Earnings (loss) from continuing operations EBITDA from Continuing Operations (non-GAAP Fiscal 2013 Brady is presenting EBITDA from Continuing Operations because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA from Continuing Operations represents earnings from continuing operations before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA from Continuing Operations is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA from Continuing Operations calculation, however, are derived from amounts included in the Consolidated Statements of Earnings data. EBITDA from Continuing Operations should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA from Continuing Operations measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation. 19 EBITDA – Continuing Operations (‘000s of USD) EBITDA RECONCILIATION – Continuing Operations

NON-GAAP NET EARNINGS FROM CONTINUING OPERATIONS

Reconciliation of Non-GAAP Net Earnings from Continuing Operations ('000s of USD)

Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Consolidated Statements of Earnings data. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Loss from Continuing Operations to Net Earnings from Continuing Operations Excluding Certain Items:

	Three Months Ended July 31,		Year Ended July 31,	
	2014	2013	2014	2013
Net Loss from Continuing Operations (GAAP measure)	$ (96,981)	$ (175,557)	$ (48,146)	$ (138,257)
Cost of goods sold:				
Purchase accounting expense related to inventory	—	—	—	949
Selling, general and administrative:				
Reversal of restricted stock grant expense	—	(2,624)	—	(2,624)
PDC acquisition-related expenses	—	—	—	2,959
Non-cash income tax charges	—	3,976	—	28,976
Restructuring charges	580	11,236	10,261	18,889
Impairment charges	117,394	191,556	117,394	191,556
Net Earnings from Continuing Operations Excluding Certain Items (non-GAAP measure)	**$ 20,993**	**$ 28,587**	**$ 79,509**	**$ 102,448**

20

21 2014 2013 2014 2013 Nonvoting Share (GAAP measure) (1.89)$ (3.40)$ (0.93)$ (2.70)$ — — — 0.02 Reversal of restricted stock grant expense — (0.05) — (0.05) PDC acquisition-related expenses — — — 0.06 — 0.08 — 0.56 0.01 0.22 0.20 0.37 Impairment charges 2.29 3.71 2.29 3.71 Share Excluding Certain Items (non-GAAP measure) 0.41$ 0.55$ 1.53$ 1.98$ Three Months Ended July 31, Year Ended July 31, Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Loss from Continuing Operations Per Diluted Class A Nonvoting Common Share to Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items: Net Earnings from Continuing Operations Per Diluted Class A Selling, general and administrative: Cost of goods sold: Purchase accounting expense related to inventory Non-cash income tax charges Restructuring charges Net Loss from Continuing Operations Per Diluted Class A NON-GAAP NET EARNINGS FROM CONTINUING OPERATIONS PER DILUTED CLASS A NONVOTING SHARE 21 Reconciliation of Non-GAAP Net Earnings from Continuing Operations per Diluted Class A Nonvoting Share